UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) May 26, 2005

                               ATA Holdings Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

               000-21642                               35-1617970
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        (Commission File Number)            (IRS Employer Identification No.)

       7337 West Washington Street
           Indianapolis, Indiana                         46231
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   (Address of Principal Executive Offices)            (Zip Code)

                                 (317) 247-4000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

See Item 5.02 for a description of a Material Definitive Agreement, which description is incorporated in this Item 1.01 by this reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 26, 2005, ATA Holdings Corp. (the "Company") appointed Francis J. Conway as Chief Financial Officer. Mr. Conway is a Managing Director of Navigant Capital Advisors LLC ("Navigant") and leads the firm's restructuring practice. Prior to joining Navigant, Mr. Conway served as the National Managing Partner for Deloitte & Touche's Reorganization Services Group. Prior to joining Deloitte & Touche, Mr. Conway was a Managing Director with KPMG and a First Vice President with Lehman Brothers, Inc. A Certified Public Accountant, Mr. Conway received a Bachelor of Science Degree in Accounting and Management from New York University.

The Company has agreed to enter into an agreement with Navigant effective as of May 18, 2005, that provides for Mr. Conway to serve as the Company's Chief Financial Officer on an interim basis. Navigant shall be compensated for Mr. Conway's services in the amount of $90,000.00 per month for the initial three and one half (3 1/2) months of his service as interim CFO. Navigant shall be paid $75,000.00 for each month thereafter, and shall be eligible for an additional $15,000.00 per month if certain milestones in connection with the Company's reorganization activities are achieved. Either the Company or Navigant may terminate the engagement at any time. The agreement with Navigant is subject to Bankruptcy Court approval.

Also on May 26, 2005, Gilbert Viets resigned from his position as Executive Vice President and Chief Financial Officer, and has accepted the position of Assistant to the Chairman. Among Mr. Viets' responsibilities will be the potential sale of the assets of Ambassadair Travel Club, Inc., one of the Company's subsidiaries.

On May 23, 2005, the Company appointed Subodh Karnik to the position of Senior Vice President and Chief Commercial Officer. The Company delayed filing a Form 8-K concerning Mr. Karnik pending the public announcement made in Exhibit 99 to this Report.

Mr. Karnik was previously employed by Delta Air Lines, most recently as its Senior Vice President - Marketing Planning from 2001 to 2004. Prior to joining Delta, Mr. Karnik was Staff Vice President - International Finance with Continental Airlines and Director - Marketing Alliances with Northwest Airlines. Mr. Karnik received a Bachelor of Science Degree in Mechanical Engineering from Birla (India) Institute of Technology and Sciences and an MBA from the University of Michigan. Mr. Karnik's annual compensation will be $270,000.00.

On June 2, 2005, the Company issued a press release relating to these and other management changes. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

        (c) Exhibits

              99  Press Release, dated June 2, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ATA Holdings Corp.

Date:  June 2, 2005               By:   /s/ Brian T. Hunt
                                       ------------------------
                                  Name: Brian T. Hunt
                                  Title: Senior Vice President & General Counsel